Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Valinor Capital Partners Offshore Master Fund, L.P.

Address of Joint Filer:	c/o Valinor Management, L.P.
510 Madison Avenue, 25th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner; Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction to be Reported
(Month/Day/Year):	August 9, 2018

Designated Filer:	Valinor Management, L.P.

Signature:

Valinor Capital Partners Offshore Master Fund, L.P.

/s/ David Angstreich
Name:	David Angstreich
Title:	Chief Operating Officer

August 13, 2018
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	David Gallo

Address of Joint Filer:	c/o Valinor Management, L.P.
510 Madison Avenue, 25th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director; 10% Owner

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction to be Reported
(Month/Day/Year):	August 9, 2018

Designated Filer:	Valinor Management, L.P.

Signature:

/s/ David Gallo
Name:	David Gallo

August 13, 2018
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Valinor Associates, LLC

Address of Joint Filer:	510 Madison Avenue, 25th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner; Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction to be Reported
(Month/Day/Year):	August 9, 2018

Designated Filer:	Valinor Management, L.P.

Signature:

Valinor Associates, LLC

/s/ David Angstreich
Name:	David Angstreich
Title:	Chief Operating Officer

August 13, 2018
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Valinor Management, L.P.

Address of Joint Filer:	c/o Valinor Management, L.P.
510 Madison Avenue, 25th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	10% Owner; Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Earliest Transaction to be Reported:	August 9, 2018

Designated Filer:	Valinor Management, L.P.

Signature:

Valinor Management, L.P.

/s/ David Angstreich
Name:	David Angstreich
Title:	Chief Operating Officer

August 13, 2018
Date

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Valinor Capital Partners, L.P.

Address of Joint Filer:	510 Madison Avenue, 25th Floor
New York, NY 10022

Relationship of Joint Filer to Issuer:	Director

Issuer Name and Ticker or Trading Symbol:	NextDecade Corporation [NEXT]

Date of Event Requiring
Statement (Month/Day/Year):	August 9, 2018

Designated Filer:	Valinor Management, L.P.

Signature:

Valinor Capital Partners, L.P.

/s/ David Angstreich
Name:	David Angstreich
Title:	Chief Operating Officer

August 13, 2018
Date